SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2006

JACUZZI BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14557	22-3568449
(Commission File Number)	(IRS Employer Identification No.)

777 S. FLAGLER DRIVE, PHILLIPS POINT WEST
TOWER, SUITE 1100, WEST PALM BEACH, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-3838

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Form 8-K/A is an amendment to the Form 8-K which was filed on July 20, 2006. The Form 8-K filed on July 20, 2006 was inadvertently missing Exhibits 10.01 and 99.1 which are filed with this amendment along with Exhibit 10.2 which was filed with the previously filed 8-K.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

     10.1 Letter Agreement dated July 17, 2006 between the Company and Alex P. Marini revising the existing employment agreement between the Company and Mr. Marini dated August 11, 2005.

     10.2 Second Amendment dated July 17, 2006 to the agreement between the Company and David H. Clarke dated December 8, 2004 and amended on August 10, 2005.

      99.1 Press Release dated July 18, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACUZZI BRANDS, INC.

Date:	July 21, 2006	By:	/s/ Steven C. Barre

			Name:	Steven C. Barre
			Title:	Senior Vice President, General Counsel and Secretary